Series Number:  1
For period ending 5/31/15

48)	Investor, A, B, C & R
First $500 million 1.000%
Next $500 million 0.950%
Next $2 billion 0.900%
Next $2 billion 0.850%
Over $5 billion 0.800%

Institutional
First $500 million 0.800%
Next $500 million 0.750%
Next $2 billion 0.700%
Next $2 billion 0.650%
Over $5 billion 0.600%

R6
First $500 million 0.650%
Next $500 million 0.600%
Next $2 billion 0.550%
Next $2 billion 0.500%
Over $5 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      800
                      Institutional Class                                                      243
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      303
                                B Class                                                      -
C Class                                                      -
                                R Class                                                      15
R6 Class                                                      8

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0156
                      Institutional Class                                                      $0.0214
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0097
B Class                                                      -
C Class                                                      -
R Class                                                      $0.0052
R6 Class                                                      $0.0257

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                50,684
                      Institutional Class                                                                11,450
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      29,231
B Class                                                      350
                                C Class                                                      7,689
R Class                                                      2,748
R6 Class                                                      335

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $5.94
                      Institutional Class                                                      $5.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $5.93
B Class                                                      $5.90
                                C Class                                                      $5.90
R Class                                                      $5.93
R6 Class                                                      $5.94

Series Number: 2
For period ending 5/31/15

48)                 Investor, A, B, C & R
First $1 billion 1.100%
Next $2 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.900%
Next $2 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.750%
Next $2 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                      2,481
                                Institutional Class                                                                1,305
           2.  Dividends for a second class of open-end company shares
                      A Class                                                      1,534
                                B Class                                                      3
C Class                                                      31
                                R Class                                                      90
R6 Class                                                      46

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0246
                      Institutional Class                                                      $0.0317
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0181
B Class                                                      $0.0017
C Class                                                      $0.0017
R Class                                                      $0.0127
R6 Class                                                      $0.0370

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                99,823
                      Institutional Class                                                                36,948
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      77,635
B Class                                                      1,545
                                C Class                                                      17,724
R Class                                                      7,472
R6 Class                                                      1,448

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $7.22
                      Institutional Class                                                      $7.23
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $7.21
B Class                                                      $7.16
                                C Class                                                      $7.18
R Class                                                      $7.18
R6 Class                                                      $7.22

Series Number: 3
For period ending 5/31/15

48)	Investor, A, B, C & R
First $1 billion 1.150%
Next $1 billion 1.050%
Next $1 billion 1.000%
Next $2 billion 0.950%
Over $5 billion 0.900%

Institutional
First $1 billion 0.950%
Next $1 billion 0.850%
Next $1 billion 0.800%
Next $2 billion 0.750%
Over $5 billion 0.700%

R6
First $1 billion 0.800%
Next $1 billion 0.700%
Next $1 billion 0.650%
Next $2 billion 0.600%
Over $5 billion 0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      1,728
                                Institutional Class                                                                704
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      297
B Class                                                      -
                                C Class                                                      -
                                R Class                                                      -
R6 Class                                                      34

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0301
                                 Institutional Class                                                      $0.0479
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0079
B Class                                                      -
C Class                                                      -
R Class                                                      -
R6 Class                                                      $0.0612

74U)   1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                62,793
                      Institutional Class                                                                18,222
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      38,172
B Class                                                      721
                                C Class                                                      9,445
R Class                                                      3,008
R6 Class                                                      1,023

74V)   1. Net asset value per share (to nearest cent)
                                Investor Class                                                      $8.53
                      Institutional Class                                                      $8.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $8.58
B Class                                                      $8.44
                                C Class                                                      $8.41
R Class                                                      $8.57
R6 Class                                                      $8.48

Series Number: 4
For period ending 5/31/15

48)	Investor, A, C & R
1.360%
Institutional
1.160%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      259
                                Institutional Class                                                                79
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      142
                                C Class                                                      48
                                R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1447
                                 Institutional Class                                                      $0.1670
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1168
C Class                                                      $0.0333
R Class                                                      $0.0890

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                1,348
                      Institutional Class                                                                392
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      952
                                C Class                                                      959
R Class                                                      11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $10.74
                      Institutional Class                                                      $10.76
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $10.71
                                C Class                                                      $10.62
R Class                                                      $10.68

Series Number: 5
For period ending 5/31/15

48)	Investor, A, C & R
0.900%
Institutional
0.700%
R6
0.550%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      141
                                Institutional Class                                                                49
           2.  Dividends for a second class of open-end company shares
                                A Class                                                      36
                                C Class                                                      30
                                R Class                                                      33
R6 Class                                                      40

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.2310
                                 Institutional Class                                                      $0.2403
           2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.2192
C Class                                                      $0.1839
R Class                                                      $0.2075
R6 Class                                                      $0.2476

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                800
                      Institutional Class                                                                205
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      168
                                C Class                                                      163
R Class                                                      163
R6 Class                                                      164

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $10.00
                      Institutional Class                                                      $10.00
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $10.00
                                C Class                                                      $10.00
R Class                                                      $10.00
R6 Class                                                      $10.00